UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2021

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ALBEMARLE CORPORATION
(Exact name of registrant as specified in charter)
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Virginia	001-12658	54-1692118
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4250 Congress Street, Suite 900
Charlotte, North Carolina 28209
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (980) 299-5700
Not applicable
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
COMMON STOCK, $.01 Par Value	ALB	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2)

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.    Entry into a Material Definitive Agreement.

On February 25, 2021, Albemarle Corporation (the “Company”) entered into a Sale, Purchase and Contribution Agreement (the “Agreement”) with W.R. Grace & Co.-Conn. (the “Purchaser”) and Fine Chemical Manufacturing Services LLC (the “SPV”), a wholly-owned subsidiary of Grace-Conn, pursuant to which the Company agreed to sell certain assets and assign certain related liabilities (the “Transaction”) constituting the Company’s Fine Chemistry Services business located in South Haven, Michigan and Tyrone, Pennsylvania (the “Business”) to the SPV. The Agreement provides that the Purchaser, on behalf of the SPV, will acquire certain assets of the Business for an aggregate consideration of approximately $300 million in cash, and the Company will contribute certain assets of the Business to the SPV in exchange for preferred units of the SPV with an aggregate stated value of $270 million, subject to the adjustments set forth in the Agreement. The preferred units accrue a 12% payment-in-kind dividend beginning two years after the closing.

Pursuant to the Agreement, the parties have made customary representations and warranties and agreed to various customary covenants, including, among others, covenants to conduct the Business in the ordinary course between the execution of the Agreement and the consummation of the Transaction, as well as a covenant by the Company not to compete with the Business for a period of five years following the consummation of the Transaction, subject to certain exceptions. Pursuant to the Agreement, the Company has agreed to indemnify the Purchaser for, among other things, certain losses arising from pre-closing environmental matters relating to the manufacturing facilities and owned real property. The parties also agreed to certain mutual indemnification provisions for breaches of the representations and warranties or covenants.

The consummation of the Transaction is subject to receipt of regulatory approvals and other customary closing conditions. Either party will be permitted to terminate the Purchase Agreement if the closing has not occurred within 120 days of the closing.

The above description of the Agreement has been included to provide investors with information regarding its terms. The Agreement contains representations and warranties made by and to the parties thereto as of specific dates. The statements embodied in those representations and warranties were made for the purpose of allocating risk between the parties rather than establishing matters as facts and are subject to qualifications and limitations agreed upon by the parties in connection with negotiating the terms of the Agreement. In addition, certain representations and warranties were made as of a specified date and may be subject to a contractual standard of materiality different from those generally applicable to investors.

Item 7.01.    Regulation FD Disclosure.

On February 25, 2021, the Company issued a press release regarding the Transaction. A copy of this release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall either be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific references in such a filing.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION
Some of the information presented in this Current Report on Form 8-K, including, without limitation, information related to the Transaction, plans and anticipated benefits in relation to the Transaction, the targeted close date for the Transaction and all other information relating to matters that are not historical facts may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Actual results could differ materially from the views expressed herein. Factors that could cause actual results to differ materially from the outlook expressed or implied in any forward-looking statement include, without limitation: changes in economic and business conditions; changes in priorities, financial and operating performance of Albemarle’s major customers and industries and markets served by Albemarle; the timing of orders received from customers; the gain or loss of significant customers; competition from other manufacturers; changes in the demand for Albemarle’s products or the end-user markets in which its products are sold; the availability of financing; the satisfaction of conditions to Completion, including regulatory approvals; the occurrence of regulatory actions, proceedings, claims, or litigation; and the other factors detailed from time to time in the reports Albemarle files with the SEC, including those described under “Risk Factors” in its Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q. These forward-looking statements speak only as of the date of this Current Report on Form 8-K. Albemarle assumes no obligation to provide any revisions to any forward-looking statements should circumstances change, except as otherwise required by securities and other applicable laws.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Exhibit
99.1	Press Release, dated February 25, 2021, issued by the Company
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALBEMARLE CORPORATION

Date:	February 25, 2021	By:	/s/ Karen G. Narwold
Karen G. Narwold
Executive Vice President, Chief Administrative Officer and General Counsel